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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - DECEMBER 22, 1997
                       (Date of Earliest Event Reported)



                          United Meridian Corporation
             (Exact name of registrant as specified in its charter)


                          Commission File No. 1-12088


       Delaware                                           75-2160316
--------------------------                           -------------------
(State of Incorporation)                                (I.R.S. Employer
                                                     Identification No.)



   1201 Louisiana, Suite 1400, Houston, Texas                     77002-5603
------------------------------------------------------------------------------
  (Address of principal                                             (Zip Code)
   executive offices)


Registrant's telephone number, including area code:  (713) 654-9110



                              Page 1 of 129 pages.
                        Exhibit index appears on page 4.
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Item 5.  Other Events

         On December 22, 1997, United Meridian Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Ocean Energy, Inc., a Delaware corporation ("OEI"), and OEI Holding Corporation., a Delaware corporation ("Newco"), pursuant to which (i) Newco would merge with and into OEI and (ii) the Company would merge with and into OEI (together, the "Mergers").

         Descriptions of the Mergers are contained in the December 23, 1997 press release by the Company, attached hereto as Exhibit 99.1 and incorporated herein by reference. The Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

         Any comments which are forward-looking in nature are based on certain assumptions, and those assumptions may ultimately prove to be inaccurate. In particular, these assumptions include product prices, continued availability of capital and financing, number of shares issued in concert with the Mergers and approval and closing of the Mergers.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)     Exhibits.

                 *2.1 Agreement and Plan of Merger, dated as of December 22, 1997, by and among the Company, OEI and Newco.

                 *10.1 Form of Severance Protection Agreement, with Schedule of Signatories.

                *99.1     Press Release, dated December 23, 1997.


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* filed herewith


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                                  SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            UNITED MERIDIAN CORPORATION



                                            By: /s/ JOHN B. BROCK
                                                --------------------------------
                                                John B. Brock
                                                Chairman and Chief Executive
                                                Officer



Dated: December 22, 1997






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                                 EXHIBIT INDEX


Exhibit No.               Description                                                                                Page
----------                -----------                                                                                ----
         *2.1             Agreement and Plan of Merger, dated as of December 22, 1997, by and among the
                          Company, OEI and Newco.

         *10.1            Form of Severance Protection Agreement, with Schedule of Signatories.

         *99.1            Press Release, dated December 23, 1997.


------------------
#   filed herewith




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